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                                                                    EXHIBIT 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
RELATING TO EXCHANGE ACT FILINGS

I, Richard M. Wardrop, Jr., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of AK Steel Holding Corporation, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report of AK Steel Holding Corporation on Form 10-K filed with the Commission on or about March 18, 2002;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of AK Steel Holding Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o  any amendments to any of the foregoing.


/s/ Richard M. Wardrop, Jr.                    Subscribed and sworn to
    -----------------------                    before me this 30th day of
    Richard M. Wardrop, Jr.,                   July, 2002
    Chairman, Chief Executive Officer
      and President

Date:  July 30, 2002                            /s/ David C. Horn
                                                -------------------------------
                                                David C. Horn, Attorney at Law
                                                Notary Public-State of Ohio
                                                My Commission has no expiration
                                                date. Section 147.03 O.R.C.